UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

RMG Acquisition Corporation II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39776	98-1550286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403
5775 Collins Avenue
Miami Beach, Florida	33140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 584-8352

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	RMGBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RMGB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RMGBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by RMG Acquisition Corporation II (“RMG II”) with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, RMG II entered into a Business Combination Agreement, as amended on May 17, 2021 (the “Business Combination Agreement”) with ReNew Power Private Limited, a company with limited liability incorporated under the laws of India (“ReNew India”), Philip Kassin, solely in the capacity as the representative for the shareholders of RMG II, ReNew Energy Global plc, a public limited company registered in England and Wales with registered number 13220321 (“ReNew Global”), ReNew Power Global Merger Sub, a Cayman Islands exempted company (“Merger Sub”) and certain shareholders of ReNew India, as set forth in the Business Combination Agreement (the “Major Shareholders” and together with the foregoing the “Parties”).

In accordance with the terms of the Business Combination Agreement, the Parties undertook a series of transactions, beginning on August 20, 2021 and completing on August 23, 2021, pursuant to which (i) Merger Sub merged with and into RMG II, with RMG II surviving (the “Merger”), (ii) each outstanding Class B ordinary share of RMG II (an “RMG Class B Share”) was automatically converted into a Class A ordinary share of RMG II (an “RMG Class A Share”), (iii) each outstanding RMG Class A Share was cancelled in exchange for the right to receive one Class A ordinary share of ReNew Global (a “ReNew Global Class A Share”), (iv) each outstanding warrant of RMG II, exercisable for one RMG Class A Share at a price of $11.50 per RMG Class A Share (an “RMG Warrant”), was automatically adjusted to become exercisable for 1.0917589 ReNew Global Class A Shares at a price of $11.50 per 1.0917589 ReNew Global Class A Shares and (v) the Major Shareholders transferred, and ReNew Global acquired, ordinary shares of ReNew India in exchange for the issuance of shares of ReNew Global and/or the payment of a cash consideration to the Major Shareholders (the “Exchange” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to RMG II’s Current Report on Form 8-K filed with the SEC on February 24, 2021, and the full text of the Amendment No. 1 to the Business Combination Agreement, which is attached as Exhibit 2.1 to RMG II’s Current Report on Form 8-K filed with the SEC on May 18, 2021, both incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Warrant Assignment and Assumption Agreement

In connection with the Closing, RMG II entered into a Warrant Assignment and Assumption Agreement with ReNew Global, Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., a federally chartered trust company (collectively, “Computershare”). Pursuant to the Warrant Assignment and Assumption Agreement, Computershare will serve as successor warrant agent in place of Continental and ReNew Global will assume RMG II’s obligations under the Warrant Agreement, dated December 9, 2020, with respect to ReNew Global’s public and private warrants, into which RMG II’s previously outstanding public and private warrants were converted at the Closing.

The foregoing description of the Warrant Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Assignment and Assumption Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on August 23, 2021, RMG II notified Nasdaq of the consummation of the Business Combination and requested (i) that Nasdaq suspend trading of the RMG Class A Shares and RMG Warrants, effective August 23, 2021 and (ii) file with the SEC a Form 25 to delist the RMG Class A Share, the RMG Warrants and the units of RMG II (the “RMG Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). RMG II intends to file a certification on Form 15 with the SEC to deregister the RMG II Securities and suspend RMG II’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As of the Merger Effective Time and as a result of the Merger, a change in control of RMG II occurred and RMG II became a wholly-owned subsidiary of the ReNew Global.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Merger, the following officers and directors of RMG II resigned their respective positions: D. James Carpenter resigned as Chairman, Robert S. Mancini resigned as Chief Executive Officer and director, Philip Kassin resigned as Chief Operating Officer, President, Secretary and director, Wesley Sima resigned as Chief Financial Officer, Craig Broderick resigned as director, W. Grant Gregory resigned as director, W. Thaddeus Miller resigned as director and Catherine D. Rice resigned as director. Following the consummation of the Merger, Sanjeev Bedi became a director of RMG II.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Merger Effective Time and pursuant to the terms of the Business Combination Agreement, the amended and restated memorandum and articles of association of RMG II were amended in their entirety (the “Amended and Restated Memorandum and Articles of Association of RMG II”) to, among other things, change the authorized share capital of RMG II from $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each to $50,000 divided into 500,000,000 shares of a par value of $0.0001 each by the re-designation of the 500,000,000 Class A ordinary shares of a par value of $0.0001 each into 500,000,000 ordinary shares of a par value of $0.0001 each, the cancellation of the 50,000,000 Class B ordinary shares of a par value of $0.0001 each and the cancellation of 5,000,000 preference shares of a par value of $0.0001 each. A copy of the Amended and Restated Memorandum and Articles of Association of RMG II is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On August 23, 2021, ReNew India issued a press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of February 24, 2021, by and among RMG Acquisition Corporation II, Philip Kassin, solely in the capacity as the representative of the shareholders of RMG Acquisition Corporation II, ReNew Energy Global plc, ReNew Power Global Merger Sub, ReNew Power Private Limited and certain of its major shareholders (incorporated by reference to Exhibit 2.1 to the ReNew Energy Global plc Registration Statement on Form F-4 filed May 18, 2021 (File No. 333-256228)).

2.2	Amendment to the Business Combination Agreement, dated as of May 17, 2021, by and among RMG Acquisition Corporation II, Philip Kassin, solely in the capacity as the representative of the shareholders of RMG Acquisition Corporation II, ReNew Energy Global plc, ReNew. ReNew Power Global Merger Sub, ReNew Power Private Limited and certain of its major shareholders (incorporated by reference to Exhibit 2.2 to the (incorporated by reference to Exhibit 2.2 to the ReNew Energy Global plc Registration Statement on Form F-4 filed May 18, 2021 (File No. 333-256228)).

3.1*	Amended and Restated Memorandum and Articles of Association of RMG Acquisition Corporation II, dated as of August 20, 2021.

10.1*	Warrant Assignment and Assumption, dated as of August 23, 2021, by and among RMG Acquisition Corporation II, Continental Stock Transfer & Trust Company, ReNew Energy Global plc, Computershare Inc. and Computershare Trust Company, N.A.

99.1*	Press Release of ReNew Power Private Limited, dated August 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2021	RMG Acquisition Corporation II

	By:	/s/ Sanjeev Bedi
Sanjeev Bedi Director